[Logo] M F S(R)
INVESTMENT MANAGEMENT


                  MFS(R) GLOBAL
                  TELECOMMUNICATIONS
                  FUND

                  SEMIANNUAL REPORT o FEBRUARY 28, 2002


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        YOU CAN RECEIVE THIS REPORT VIA E-MAIL. See page 33 for details.
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TABLE OF CONTENTS

Letter from the Chairman ..................................................  1
Management Review and Outlook .............................................  4
Performance Summary .......................................................  9
Results of Shareholder Meeting .............................................14
Portfolio of Investments .................................................. 16
Financial Statements ...................................................... 20
Notes to Financial Statements ............................................. 27
Trustees and Officers ..................................................... 35

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MFS(R) PRIVACY POLICY

At MFS(R), we are committed to protecting your privacy.

On behalf of the MFS Family of Funds(R), the MFS(R) Institutional Trusts, the Vertex(SM) Funds, Massachusetts Financial Services Company, and certain affiliates(1) (collectively, "MFS," "we," "us" or "our"), this privacy policy outlines certain of our policies designed to maintain the privacy of your nonpublic personal information.

Nonpublic personal information includes much of the information you provide to us and the related information about you and your transactions involving your MFS investment product or service. Examples of nonpublic personal information include the information you provide on new account applications for MFS investment products or services, your share balance or transactional history, and the fact that you are a customer of MFS.

We may collect nonpublic personal information about you from the following sources:

  o information we receive from you on applications or other forms

  o information about your transactions with us, our affiliates, or others, and

  o information we receive from a consumer reporting agency

We do not disclose any nonpublic personal information about our customers or former customers to anyone except as permitted by law. We may disclose all of the information we collect, as described above, to companies that perform marketing services on our behalf or to other financial institutions with whom we have joint marketing arrangements.

We restrict access to nonpublic personal information about you to personnel who are necessary or appropriate to provide products or services to you. We maintain physical, electronic, and procedural safeguards that comply with federal regulations to guard your nonpublic personal information.

Our privacy policy applies only to individual MFS investors who have a direct relationship with us. If you own MFS products or receive MFS investment services in the name of a third-party broker-dealer, bank, investment adviser or other financial service provider, that third-party's privacy policies may apply to you and our privacy policy may not.

If you have any questions with respect to MFS' privacy policy, please call 1-800-225-2606 any business day between 8 a.m. and 8 p.m. Eastern time.

(1) MFS Institutional Advisors, Inc., Vertex Investment Management, Inc., MFS Original Research Advisors, LLC, MFS Original Research Partners, LLC, MFS(R) Heritage Trust Company(SM), and MFS Fund Distributors, Inc.

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NOT FDIC INSURED                MAY LOSE VALUE                NO BANK GUARANTEE
     NOT A DEPOSIT     NOT INSURED BY ANY FEDERAL GOVERNMENT AGENCY
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

LETTER FROM THE CHAIRMAN

[Photo of Jeffrey L. Shames]
     Jeffrey L. Shames

Dear Shareholders,
The past year was one that none of us will soon forget -- either on a personal level or as investors. Looking back, it seems that in 2001 we rode an emotional roller coaster that took us from bad, to worse, to the unimaginable tragedy of September 11, and then finished on a strong note of hope. In the end, I think we witnessed the triumph of optimism, perseverance, and the free market economic system.

A CHALLENGING ECONOMIC ENVIRONMENT
As 2001 began, we were expecting a difficult market. Since the spring of the previous year, a combination of economic factors had battered economies around the globe: high energy prices, high stock valuations, and unrealistically high investor expectations. Although consumer spending remained surprisingly strong, weakening corporate demand for products and services was exposing the excess of supply built up in the exuberance of the late 1990s. We were in a global recession that was slowly worsening when the terrorist attacks of September 11 shocked the market into a steep plunge.

In the days immediately following the attacks, there were many predictions of dire market consequences and a downward spiral by global economies.
In our view, the attacks did accelerate the downturn we were already experiencing and probably pushed out a recovery by several months. But they also stimulated more-aggressive action to get that recovery going. Governments and central banks around the world responded by easing interest rates and by working harder to stimulate their economies.

In the United States, the Federal Reserve Board (the Fed) lowered rates four times between September 11 and the end of the year. The U.S. Congress passed a $15 billion airline bailout plan and then approved an additional
$40 billion in emergency spending. The market responded with a rally that put most major stock indices higher on December 31 than they had been the day before the attacks. As I write this letter six months after the terrorist attacks, it seems that one thing the events of September 11 did was to reaffirm the strength and amazing resiliency of free markets around the globe.

REASONS FOR OPTIMISM
I think the term that best describes our outlook for 2002 might be "cautiously optimistic" -- an expression that has been overused in recent years but seems particularly appropriate now.

The Fed has just turned a corner in its opinion of the state of the U.S. economy. After a year of lowering interest rates to stimulate an economy it felt was weakening, the central bank left rates unchanged at its meeting on March 19 and announced that it feels risks are balanced now between weakness and inflation. Many investors, we believe, took that as a sign that the Fed could begin raising rates later in 2002 to moderate the pace of an economic recovery. And, in fact, Fed Chairman Alan Greenspan stated to Congress earlier in March that "economic expansion is already well under way."

In our view, however, there are still reasons for caution. Some companies are still cutting back spending and laying off employees, although that trend seems to have slowed in the new year. New jobs remain hard to come by. Many industries continue to be burdened by weak demand that has yet to catch up with an excess of supply. Another moderating factor is that, unlike in many previous recessions, we never experienced a sharp falloff in consumer spending in this downturn -- so there is not a great deal of pent-up consumer demand to drive a recovery.

Taking into account the good news and our reasons for caution, we expect to see an acceleration in the economy this year, but we think that recovery will be moderate, not dramatic. We still have some tough work ahead, but we believe the worst is over.

INVESTING IN UNCERTAIN TIMES
The past two difficult years and the events of September 11 have not changed what we do on a day-to-day basis. Our investment approach is still based on our own in-depth, fundamental research into companies and other issuers of securities. We remain bottom-up investors, building our portfolios one stock or bond at a time.

In the current environment, we think our investment approach is more valid than ever. Although September 11 changed the near-term outlook for many companies, our experience has been that companies we believed were good investments before that date are still, for the most part, good investments. By lowering valuations somewhat indiscriminately across the market, the post-attack downturn made some stocks even more attractive, in our view.

And although the market has been volatile so far in 2002, we see the seeds of economic recovery beginning to take root, and we believe that our fundamental, bottom-up investment process continues to benefit long-term investors. As always, we appreciate your confidence in MFS and welcome any questions or comments you may have.

    Respectfully,

/s/ Jeffrey L. Shames

    Jeffrey L. Shames
    Chairman and Chief Executive Officer
    MFS Investment Management(R)

    March 20, 2002

The opinions expressed in this letter are those of MFS, and no forecasts can be guaranteed. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS.

MANAGEMENT REVIEW AND OUTLOOK

[Photo of John E. Lathrop]
     John E. Lathrop

For the six months ended February 28, 2002, the fund's Class A shares provided a total return of -17.44%, Class B shares -17.53%, Class C shares -17.81%, and Class I shares -16.80%. These returns, which include the reinvestment of dividends and capital gains distributions but exclude the effects of any sales charges, compare to returns of -10.36% and -4.01%, respectively, for the fund's benchmarks, the Morgan Stanley Capital International (MSCI) World Telecommunications Services Index and the MSCI All Country World Free Index. The MSCI World Telecommunications Services Index is a capitalization-weighted index that monitors the performance of telecommunications stocks from around the world. The MSCI All Country World Free Index is a capitalization-weighted index that monitors the performance of stocks from around the world. The index tracks stocks from 22 developed markets and 26 emerging markets. During the same period, the average telecommunications fund tracked by Lipper Inc., an independent firm that reports mutual fund performance, returned -22.28%.

Q.  WHAT HAPPENED IN THE TELECOMMUNICATIONS SECTOR OVER THE PAST SIX MONTHS?

A. Immediately after September 11, there was a huge downturn in telecom stock prices. Media and telecom equipment stocks took particularly severe blows, as investors worried that a delayed economic recovery would further undermine already weak advertising and technology spending. Fortunately, a combination of low interest rates and progress in the war against terrorism restored investor confidence, sparking a rally in the fourth quarter of 2001. Many stocks that had been among the hardest hit in September enjoyed some of the biggest rebounds. Unfortunately, in our opinion, valuations rose too far and too fast, causing a modest pullback in the first months of the new year.

Q.  WERE THERE ANY SIGNS OF IMPROVEMENT IN THE TELECOM SERVICES AREA?

A. Unfortunately, no. Company fundamentals -- revenues and earnings growth, for example -- continued to deteriorate. The economic downturn combined with excess capacity kept pressure on pricing. As a result, carriers had little or no money to spend on such projects as building out the metro loops, which are designed to extend fiber-optic networks into cities for faster Internet connections, or upgrading to third generation (3G) technology. This spending freeze continued to hurt telecom equipment providers. The well-publicized bankruptcy of Global Crossing, the long-haul fiber-optic undersea carrier, along with concerns about accounting practices at Qwest Communications International, a leading operator, also cast dark clouds over the industry.

Q.  WHAT WAS THE ENVIRONMENT LIKE FOR WIRELESS STOCKS?

A. In the United States, growing competition among wireless providers hurt pricing. At the same time, subscriber growth rates slowed. Concern that growth would not be fast enough to offset falling prices hurt wireless stock prices, as did delays in rolling out new technologies such as the wireless Internet. The competitive landscape, however, was slightly better overseas, where companies like Vodafone Group PLC in Europe and Partner Communications in Israel dominate the markets they serve.

Q.  WHAT DROVE THE FUND'S PERFORMANCE?

A. The fund's assets were about 35%-45% in telecom services, 35%-45% in telecom equipment (or technology), and 10%-20% in media. We stayed near the high end of our media range, believing these stocks had the best prospects in an economic recovery. In addition, we increased our telecom equipment stake slightly, emphasizing areas we believed had better fundamentals, such as data storage. Our media and storage weightings helped performance relative to our peer group. Unfortunately, our investments in other telecom equipment areas and our earlier bias toward smaller, high-growth service providers caused the fund to lag the telecom services benchmark, which generally emphasizes established carriers.

Q.  DID YOU MAKE CHANGES TO THE FUND OR TO YOUR STRATEGY?

A. Our focus remained on what we viewed as high-quality industry leaders that could weather the sector downturn better than some of the newer entrants. We added to names we liked, especially in the media, storage, and semiconductor areas. At the same time, we sold what we regarded as second-tier stocks, including Allegiance Telecom, a competitive local exchange carrier, and smaller wireless stocks such as Western Wireless and Triton PCS. We also eliminated some well-known names whose prospects had weakened, including Global Crossing and Qwest. The total number of stocks in the portfolio declined to 66, compared to 77 six months earlier.

Q.  WHICH STOCKS WERE THE BIGGEST DETRACTORS TO PERFORMANCE?

A. Qwest, which had been a large investment, was our biggest disappointment. We sold it during the fall as the company missed earnings projections, lowered its forecasts for revenue growth, and came under scrutiny for questionable accounting practices. We also trimmed our stake in QUALCOMM, which makes semiconductors for wireless phones, as slower-than-expected wireless growth and the delayed rollout of the 3G networks hurt the stock.

    In contrast, we held on to other poor performers that had what we felt were strong business models that could help them in the future. We kept Charter Communications, a cable company that suffered from slowing subscriber growth, shrinking advertising revenues, and the departure of its CEO. We also held on to our investment in Comverse Technology, which tumbled as telecom carriers postponed spending on software upgrades.

Q.  WHICH MEDIA AND STORAGE STOCKS DID WELL?

A. Viacom, which has what we feel are unparalleled media assets that include CBS, Nickelodeon, Paramount Pictures, MTV, and Blockbuster, benefited from strong exposure to advertising as the economic outlook improved. VERITAS Software, a leader in storage software, as well as Emulex and QLogic, both of which make storage components, also did well as companies made back-up systems a higher priority. We did well by adding to these names after they were crushed in September and then watching them rebound in the fourth quarter.

Q.  WHERE ELSE DID YOU FIND OPPORTUNITIES?

A. As of the end of the period, about 20% of our stock investments were overseas. Most of our overseas investments were in the wireless services area, but we also kept some in other industries where fundamentals looked strong to us. We took advantage of price weakness in late September and added to our stake in Nokia, the global leader in wireless handsets. We added a new stake in ST Microelectronics, a Netherlands-based semiconductor ("chip") manufacturer; we think this firm could benefit as customers start replenishing depleted chip inventories and the economy picks up. For similar reasons, we also increased our investment in Analog Devices, a U.S.-based, diversified semiconductor company.

Q.  HOW WAS THE FUND POSITIONED AT THE END OF THE PERIOD?

A. With many indicators signaling to us that the U.S. economy is on the road to recovery, we expect to keep a sizable stake in media stocks, which historically have done well as advertising spending picks up. In addition to Viacom, at period-end the fund owned Fox Entertainment Group, a media company with strong viewer ratings and great advertising exposure; Clear Channel Communications, a radio station, concert venue, and billboard operator with high market shares of each business; and EchoStar Communications, a satellite television company offering a cost-efficient alternative to cable. As of period-end, EchoStar was in the process of attempting to merge with its major competitor.

    In the telecom equipment area, we believed storage and semiconductor companies still had the best fundamentals. But we also liked selected stocks in other areas that play into current industry growth trends. The fund had a sizable stake in Rational Software, for example, which makes a toolkit to help automate software development for wireless and Internet applications. In the telecom services area, we plan to keep our focus on established providers such as AT&T that we feel are less vulnerable as the industry continues to shake out, as well as on overseas wireless companies that dominate the markets they serve.

Q.  HAS THE TELECOM SECTOR BOTTOMED YET?

A. That's what everyone is wondering. Realistically, even if telecom services stocks have bottomed, we believe they're unlikely to show sustained improvements until current overcapacity is digested -- a process that could take 12-18 months. Once that happens, we think telecom services companies may start spending again, which would help the equipment companies. Over time, we believe Internet traffic and e-commerce usage will grow dramatically, fueling increased demand for broadband to the home, new wireless applications, and improved security software. We believe these trends will eventually reignite the sector's growth and reward long-term, patient investors.

/s/ John E. Lathrop

    John E. Lathrop
    Portfolio Manager

The opinions expressed in this report are those of MFS and are current only through the end of the period of the report as stated on the cover. These views are subject to change at any time based on market and other conditions, and no forecasts can be guaranteed.

It is not possible to invest directly in an index.

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   PORTFOLIO MANAGER'S PROFILE
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   JOHN E. LATHROP, CFA, IS SENIOR VICE PRESIDENT OF MFS INVESTMENT
   MANAGEMENT(R) (MFS(R)) AND A MEMBER OF OUR LARGE-CAP GROWTH PORTFOLIO MANAGEMENT TEAM. HE MANAGES THE GLOBAL TELECOMMUNICATIONS, GLOBAL GROWTH, EMERGING GROWTH, AND LARGE-CAP GROWTH PORTFOLIOS FOR OUR MUTUAL FUNDS, VARIABLE ANNUITIES, INSTITUTIONAL ACCOUNTS, AND OFFSHORE INVESTMENT PRODUCTS.

   JOHN JOINED MFS IN 1994 FROM PUTNAM INVESTMENTS, WHERE HE HAD WORKED AS AN EQUITY ANALYST, STATISTICAL ANALYST, AND INSTITUTIONAL ACCOUNT CONTROLLER. HE WAS NAMED VICE PRESIDENT OF MFS IN 1996, PORTFOLIO MANAGER IN 1999, AND SENIOR VICE PRESIDENT IN 2001. HE IS A GRADUATE OF NORTHWESTERN UNIVERSITY, WHERE HE WAS ELECTED TO PHI BETA KAPPA WITH HONORS IN ECONOMICS, AND HE EARNED AN M.B.A. DEGREE FROM CORNELL UNIVERSITY'S JOHNSON GRADUATE SCHOOL OF MANAGEMENT. JOHN HOLDS THE CHARTERED FINANCIAL ANALYST (CFA) DESIGNATION.

   ALL EQUITY PORTFOLIO MANAGERS ARE PROMOTED FROM WITHIN MFS. OUR PORTFOLIO MANAGERS ARE SUPPORTED BY AN INVESTMENT STAFF OF OVER 160 PROFESSIONALS UTILIZING MFS ORIGINAL RESEARCH(R), A GLOBAL, COMPANY-ORIENTED, BOTTOM-UP PROCESS OF SELECTING SECURITIES.

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This report is prepared for the general information of shareholders. It is authorized for distribution to prospective investors only when preceded or accompanied by a current prospectus. A prospectus containing more information, including the exchange privilege and charges and expenses, for any MFS product is available from your investment professional or by calling MFS at 1-800-225-2606. Please read it carefully before investing or sending money.

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   FUND FACTS
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  OBJECTIVE:                   SEEKS LONG-TERM GROWTH OF CAPITAL.

  COMMENCEMENT OF
  INVESTMENT OPERATIONS:       JUNE 27, 2000

  CLASS INCEPTION:             CLASS A  JUNE 27, 2000
                               CLASS B  JUNE 27, 2000
                               CLASS C  JUNE 27, 2000
                               CLASS I  AUGUST 9, 2000

  SIZE:                        $78.9 MILLION NET ASSETS AS OF FEBRUARY 28, 2002

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PERFORMANCE SUMMARY

Because mutual funds are designed for investors with long-term goals, we have provided cumulative results as well as the average annual total returns for the applicable time periods. Performance results reflect the percentage change in net asset value, including the reinvestment of any dividends and capital gains distributions. (See Notes to Performance Summary.)

TOTAL RATES OF RETURN THROUGH FEBRUARY 28, 2002

CLASS A

                                        6 Months          1 Year           Life*
--------------------------------------------------------------------------------
Cumulative Total Return Excluding
Sales Charge                             -17.44%         -44.81%         -69.70%
--------------------------------------------------------------------------------
Average Annual Total Return
Excluding Sales Charge                     --            -44.81%         -51.00%
--------------------------------------------------------------------------------
Average Annual Total Return
Including Sales Charge                     --            -47.98%         -52.70%
--------------------------------------------------------------------------------

CLASS B
                                        6 Months          1 Year           Life*
--------------------------------------------------------------------------------
Cumulative Total Return Excluding
Sales Charge                             -17.53%         -45.07%         -69.90%
--------------------------------------------------------------------------------
Average Annual Total Return
Excluding Sales Charge                     --            -45.07%         -51.19%
--------------------------------------------------------------------------------
Average Annual Total Return
Including Sales Charge                     --            -47.27%         -52.37%
--------------------------------------------------------------------------------

CLASS C
                                        6 Months          1 Year           Life*
--------------------------------------------------------------------------------
Cumulative Total Return Excluding
Sales Charge                             -17.81%         -45.26%         -70.00%
--------------------------------------------------------------------------------
Average Annual Total Return
Excluding Sales Charge                     --            -45.26%         -51.29%
--------------------------------------------------------------------------------
Average Annual Total Return
Including Sales Charge                     --            -45.80%         -51.29%
--------------------------------------------------------------------------------

CLASS I
                                        6 Months          1 Year           Life*
--------------------------------------------------------------------------------
Cumulative Total Return
(No Sales Charge)                        -16.80%         -44.28%         -69.30%
--------------------------------------------------------------------------------
Average Annual Total Return
(No Sales Charge)                          --            -44.28%         -50.61%
--------------------------------------------------------------------------------

* For the period from the commencement of the fund's investment operations, June 27, 2000, through February 28, 2002.

NOTES TO PERFORMANCE SUMMARY

Class A Share Performance Including Sales Charge takes into account the deduction of the maximum 5.75% sales charge. Class B Share Performance Including Sales Charge takes into account the deduction of the applicable contingent deferred sales charge (CDSC), which declines over six years from 4% to 0%. Class C Share Performance Including Sales Charge takes into account the deduction of the 1% CDSC applicable to Class C shares redeemed within 12 months. Class I shares have no sales charge and are available only to certain institutional investors.

Class I share performance includes the performance of the fund's Class A shares for periods prior to its inception (blended performance). Class I share blended performance has been adjusted to account for the fact that Class I shares have no sales charge. This blended performance has not been adjusted to take into account differences in class-specific operating expenses. Because operating expenses of Class I shares are lower than those of Class A, the blended Class I share performance is lower than it would have been had Class I shares been offered for the entire period.

All performance results reflect any applicable expense subsidies and waivers in effect during the periods shown; without these, the results would have been less favorable. See the prospectus and financial statements for details. All results are historical and assume the reinvestment of dividends and capital gains.

INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, AND SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS, AND THE PERFORMANCE SHOWN ABOVE DOES NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER WOULD PAY ON FUND DISTRIBUTIONS OR THE REDEMPTION OF FUND SHARES.

MARKET VOLATILITY CAN SIGNIFICANTLY AFFECT SHORT-TERM PERFORMANCE, AND MORE RECENT RETURNS MAY BE DIFFERENT FROM THOSE SHOWN. VISIT WWW.MFS.COM FOR MORE CURRENT PERFORMANCE RESULTS.

RISK CONSIDERATIONS

Investments in foreign and emerging market securities may be unfavorably affected by interest-rate and currency-exchange-rate changes, as well as by market, economic, and political conditions of the countries where investments are made. There may be greater returns but also greater risk than with U.S. investments.

Because the portfolio focuses its investments on companies in a limited number of sectors, the portfolio is more susceptible to adverse economic, political or regulatory developments affecting those sectors than is a portfolio that invests more broadly.

Investments in lower-rated securities may provide greater returns but may have greater-than-average risk.

As a nondiversified portfolio, the portfolio invests in a limited number of companies and may have more risk because a change in one security's value may have a more significant effect on the portfolio's net asset value. An investment in the portfolio is not a complete investment program.

The portfolio may participate in the initial public offering (IPO) market, and a significant portion of the portfolio's returns may be attributable to investment in IPOs, which may have greater impact on performance of a portfolio while its asset base is small. There is no guarantee the portfolio will experience similar performance as its assets grow.

The portfolio will suffer a loss if it sells a security short and the value of that security rises. Because a portfolio must purchase the security it borrowed in a short sale at prevailing market rates, the potential loss is limited only by the purchase price of the security.

By concentrating on one industry or on a group of related industries, the portfolio is more susceptible to adverse economic, political or regulatory developments affecting those industries than is a portfolio that invests more broadly.

Because the portfolio may invest a substantial amount of its assets in issuers located in a single country or in a limited number of countries, the portfolio is more susceptible to adverse economic, political or regulatory developments affecting those countries than is a portfolio that invests more broadly.

These risks may increase share price volatility. Please see the prospectus for details.

PORTFOLIO CONCENTRATION AS OF FEBRUARY 28, 2002

FIVE LARGEST STOCK INDUSTRIES

              TELEPHONE SERVICES                       16.3%
              BROADCAST & CABLE TV                     15.7%
              COMPUTER SOFTWARE                        15.3%
              CELLULAR TELEPHONE                       14.6%
              NETWORK & TELECOMMUNICATIONS             11.2%

TOP 10 STOCK HOLDINGS

VIACOM, INC.  4.2%                                       FOX ENTERTAINMENT GROUP, INC.  2.7%
Diversified media and entertainment company              Entertainment firm with operations in film,
                                                         cable TV, and broadcast TV
VODAFONE GROUP PLC  3.7%
Global telecommunications company                        AFFILIATED COMPUTER SERVICES, INC.  2.6%
                                                         Provider of technology outsourcing and
CLEAR CHANNEL COMMUNICATIONS, INC.  3.1%                 systems integration services
Media company with operations in radio, outdoor
advertising, and live entertainment                      RATIONAL SOFTWARE CORP.  2.5%
                                                         Provider of services and tools for software
ECHOSTAR COMMUNICATIONS CORP.  3.1%                      development
Satellite television product and services
provider                                                 ANALOG DEVICES, INC.  2.1%
                                                         Diversified semiconductor manufacturer
VERITAS SOFTWARE CORP.  2.9%
Supplier of storage management software

AT&T CORP.  2.7%
Telecommunications company

The portfolio is actively managed, and current holdings may be different.

RESULTS OF SHAREHOLDER MEETING (Unaudited)

At a special meeting of shareholders of MFS Global Telecommunications Fund, which was held on November 7, 2001, the following actions were taken:

ITEM 1.  To elect a Board of Trustees:

                                                        NUMBER OF SHARES
                                                 -----------------------------
NOMINEE                                          AFFIRMATIVE          WITHHOLD
-------------------------------------------------------------------------------
Jeffrey L. Shames                             14,113,518.780       382,951.633
John W. Ballen                                14,113,636.440       382,833.973
Lawrence H. Cohn                              14,111,500.111       384,970.302
J. David Gibbons                              14,110,170.435       386,299.978
William R. Gutow                              14,113,401.121       383,069.292
J. Atwood Ives                                14,113,636.440       382,833.973
Abby M. O'Neill                               14,112,018.171       384,452.242
Lawrence T. Perera                            14,113,636.440       382,833.973
William J. Poorvu                             14,113,636.440       382,833.973
Arnold D. Scott                               14,113,636.440       382,833.973
J. Dale Sherratt                              14,113,636.440       382,833.973
Elaine R. Smith                               14,114,942.335       381,528.078
Ward Smith                                    14,112,102.568       384,367.845

ITEM 2. To authorize the Trustees to adopt an Amended and Restated Declaration of Trust.

                                                  NUMBER OF SHARES
------------------------------------------------------------------
Affirmative                                         10,063,456.351
Against                                                319,985.106
Abstain                                                497,653.956
Broker Non-votes                                     3,615,375.000

ITEM 3. To amend, remove or add certain fundamental investment policies.

                                                  NUMBER OF SHARES
------------------------------------------------------------------
Affirmative                                         10,014,164.852
Against                                                349,240.159
Abstain                                                517,690.402
Broker Non-votes                                     3,615,375.000

ITEM 4. To approve a new investment advisory agreement with Massachusetts Financial Services Company.

                                                  NUMBER OF SHARES
------------------------------------------------------------------
Affirmative                                         13,782,546.347
Against                                                244,322.127
Abstain                                                469,601.939

ITEM 5. The ratification of the selection of Ernst & Young LLP as the independent public accountants to be employed by the Trust for the fiscal year ending August 31, 2002.

                                                  NUMBER OF SHARES
------------------------------------------------------------------
Affirmative                                         14,020,144.197
Against                                                125,930.703
Abstain                                                350,395.513

PORTFOLIO OF INVESTMENTS (Unaudited) -- February 28, 2002

Stocks - 92.8%
--------------------------------------------------------------------------------------------------------
ISSUER                                                                    SHARES                 VALUE
--------------------------------------------------------------------------------------------------------
U.S. Stocks - 72.4%
  Advertising & Broadcasting - 1.4%
    Lamar Advertising Co., "A"*                                           26,480             $ 1,056,287
--------------------------------------------------------------------------------------------------------
  Business Machines - 1.4%
    Texas Instruments, Inc.                                               37,100             $ 1,088,885
--------------------------------------------------------------------------------------------------------
  Business Services - 3.9%
    Affiliated Computer Services, Inc., "A"*                              38,600             $ 1,887,926
    Concord EFS, Inc.*                                                    40,000               1,201,200
                                                                                             -----------
                                                                                             $ 3,089,126
--------------------------------------------------------------------------------------------------------
  Cellular Phones - 1.8%
    QUALCOMM, Inc.*                                                       15,000             $   498,750
    Sprint Corp. (PCS Group)*                                            102,100                 944,425
                                                                                             -----------
                                                                                             $ 1,443,175
--------------------------------------------------------------------------------------------------------
  Computer Hardware - Systems - 1.6%
    Compaq Computer Corp.                                                 40,400             $   409,656
    Dell Computer Corp.*                                                  35,700                 881,433
                                                                                             -----------
                                                                                             $ 1,291,089
--------------------------------------------------------------------------------------------------------
  Computer Software - 4.2%
    Netegrity, Inc.*                                                      32,700             $   403,518
    Oracle Corp.*                                                         72,900               1,211,598
    Precise Software Solutions Ltd.*                                      19,370                 409,869
    VeriSign, Inc.*                                                       54,000               1,281,420
                                                                                             -----------
                                                                                             $ 3,306,405
--------------------------------------------------------------------------------------------------------
  Computer Software - Systems - 12.2%
    Adobe Systems, Inc.                                                   33,500             $ 1,218,730
    EMC Corp.*                                                            46,200                 503,580
    McDATA Corp.*                                                         65,988               1,039,971
    Mercury Interactive Corp.*                                            19,300                 653,884
    Network Associates, Inc.*                                             33,200                 787,504
    Peoplesoft, Inc.*                                                     14,200                 412,794
    Rational Software Corp.*                                              98,500               1,828,160
    SunGard Data Systems, Inc.*                                           35,400               1,092,798
    VERITAS Software Corp.*                                               59,300               2,104,557
                                                                                             -----------
                                                                                             $ 9,641,978
--------------------------------------------------------------------------------------------------------
  Electronics - 7.6%
    Alpha Industries, Inc.*                                               46,300             $   713,483
    Analog Devices, Inc.*                                                 42,000               1,562,820
    Atmel Corp.*                                                         130,500                 943,515
    General Motors Corp., "H"                                             12,800                 188,800
    Micron Technology, Inc.*                                              32,600               1,048,090
    QLogic Corp.*                                                         41,300               1,538,425
                                                                                             -----------
                                                                                             $ 5,995,133
--------------------------------------------------------------------------------------------------------
  Entertainment - 10.6%
    AOL Time Warner, Inc.*                                                39,100             $   969,680
    Clear Channel Communications, Inc.*                                   48,400               2,256,408
    Fox Entertainment Group, Inc.*                                        89,800               2,002,540
    Viacom, Inc., "B"*                                                    66,400               3,090,920
                                                                                             -----------
                                                                                             $ 8,319,548
--------------------------------------------------------------------------------------------------------
  Printing & Publishing - 1.9%
    Lexmark International, Inc.*                                          30,200             $ 1,501,242
--------------------------------------------------------------------------------------------------------
  Telecommunications - 18.2%
    Amdocs Ltd.*                                                          31,700             $   895,525
    AT&T Corp.                                                           129,200               2,007,768
    BellSouth Corp.                                                       25,200                 976,752
    Charter Communications, Inc.*                                        127,300               1,323,920
    Comverse Technology, Inc.*                                            58,800                 920,220
    Cox Communications, Inc.*                                             31,200               1,149,720
    EchoStar Communications Corp.*                                        86,200               2,251,544
    Emulex Corp.*                                                         44,800               1,454,208
    SBC Communications, Inc.                                              40,900               1,547,656
    Time Warner Telecom, Inc.*                                            90,600                 516,420
    Verizon Communications, Inc.                                          28,500               1,333,800
                                                                                             -----------
                                                                                             $14,377,533
--------------------------------------------------------------------------------------------------------
  Telecom - Wireless - 3.5%
    American Tower Corp., "A"*                                            93,800             $   453,992
    AT&T Wireless Services, Inc.*                                        140,821               1,420,884
    Nextel Partners, Inc.*                                               122,600                 657,136
    SBA Communications Corp.*                                             80,400                 192,960
                                                                                             -----------
                                                                                             $ 2,724,972
--------------------------------------------------------------------------------------------------------
  Telecom - Wireline - 4.1%
    Advanced Fibre Communications, Inc.*                                  66,500             $ 1,080,625
    Cisco Systems, Inc.*                                                 104,500               1,491,215
    Tekelec Co.*                                                          57,200                 669,240
                                                                                             -----------
                                                                                             $ 3,241,080
--------------------------------------------------------------------------------------------------------
Total U.S. Stocks                                                                            $57,076,453
--------------------------------------------------------------------------------------------------------
Foreign Stocks - 20.4%
  Canada - 1.5%
    Manitoba Telecom Services (Telecommunications)                        59,100             $ 1,167,489
--------------------------------------------------------------------------------------------------------
  Egypt - 0.5%
    Egypt Mobile Phone (Telecommunications)*                              59,600             $   416,684
--------------------------------------------------------------------------------------------------------
  Finland - 1.3%
    Nokia Corp., ADR (Telecommunications)                                 51,100             $ 1,061,347
--------------------------------------------------------------------------------------------------------
  Israel - 0.7%
    Partner Communications Co. Ltd., ADR (Cellular Phones)*              106,000             $   525,760
--------------------------------------------------------------------------------------------------------
  Japan - 1.1%
    NTT DoCoMo, Inc. (Cellular Phones)                                        82             $   850,788
--------------------------------------------------------------------------------------------------------
  Luxembourg - 0.4%
    Millicom International Cellular S. A. (Cellular Phones)*              53,600             $   334,464
--------------------------------------------------------------------------------------------------------
  Netherlands - 3.4%
    Equant N.V. (Computer Software - Services)*                           47,500             $   412,900
    KPN N.V. (Telecommunications)                                        246,430               1,177,743
    STMicroelectronics N.V. (Electronics)                                 37,600               1,107,696
                                                                                             -----------
                                                                                             $ 2,698,339
--------------------------------------------------------------------------------------------------------
  South Korea - 3.2%
    Korea Telecom Corp., ADR (Telecommunications)*                        53,470             $ 1,192,381
    SK Telecom Co., Ltd. (Telecommunications)                              2,090                 413,609
    SK Telecom Ltd., ADR (Telecommunications)                             41,000                 899,950
                                                                                             -----------
                                                                                             $ 2,505,940
--------------------------------------------------------------------------------------------------------
  Spain - 1.5%
    Telefonica S.A. (Telecom - Wireline)*                                103,172             $ 1,204,119
--------------------------------------------------------------------------------------------------------
  Thailand - 1.6%
    Advanced Info Service Public Co., Ltd. (Cellular Phones)           1,197,000             $ 1,246,875
--------------------------------------------------------------------------------------------------------
  United Kingdom - 5.2%
    British Sky Broadcasting Group PLC (Broadcasting)*                   134,500             $ 1,364,838
    Vodafone Group PLC (Telecommunications)                            1,444,100               2,729,765
                                                                                             -----------
                                                                                             $ 4,094,603
--------------------------------------------------------------------------------------------------------
Total Foreign Stocks                                                                         $16,106,408
--------------------------------------------------------------------------------------------------------
Total Stocks (Identified Cost, $118,842,830)                                                 $73,182,861
--------------------------------------------------------------------------------------------------------

Short-Term Obligations - 5.6%
--------------------------------------------------------------------------------------------------------
                                                                PRINCIPAL AMOUNT
                                                                   (000 OMITTED)
--------------------------------------------------------------------------------------------------------
    Edison Asset Securitization LLC, due 3/01/02#                       $  1,242             $ 1,242,000
    General Electric Capital Corp., due 3/01/02                            1,489               1,489,000
    New Center Asset Trust, due 3/01/02                                      918                 918,000
    UBS Finance, Inc., due 3/01/02                                           796                 796,000
--------------------------------------------------------------------------------------------------------
Total Short-Term Obligations, at Amortized Cost                                              $ 4,445,000
--------------------------------------------------------------------------------------------------------

Repurchase Agreement - 2.1%
--------------------------------------------------------------------------------------------------------
    Morgan Stanley, dated 2/28/02, due 3/01/02, total to
      be received $1,626,085 (secured by various U.S.
      Treasury and Federal Agency obligations in a jointly
      traded account), at Cost                                       $     1,626             $ 1,626,000
--------------------------------------------------------------------------------------------------------
Total Investments (Identified Cost, $124,913,830)                                            $79,253,861

Other Assets, Less Liabilities - (0.5)%                                                         (356,064)
--------------------------------------------------------------------------------------------------------
Net Assets - 100.0%                                                                          $78,897,797
--------------------------------------------------------------------------------------------------------
* Non-income producing security.
# 4(2) paper.

See notes to financial statements.

FINANCIAL STATEMENTS

Statement of Assets and Liabilities (Unaudited)
-------------------------------------------------------------------------------
FEBRUARY 28, 2002
-------------------------------------------------------------------------------
Assets:
  Investments, at value (identified cost, $124,913,830)            $ 79,253,861
  Investments of cash collateral for securities loaned, at
    identified cost and value                                         9,005,775
  Cash                                                                      896
  Receivable for investments sold                                       163,985
  Receivable for fund shares sold                                        80,429
  Interest and dividends receivable                                      15,100
                                                                   ------------
      Total assets                                                 $ 88,520,046
                                                                   ------------
Liabilities:
  Payable to custodian                                             $        227
  Payable for investments purchased                                     417,800
  Payable for fund shares reacquired                                    193,538
  Collateral for securities loaned, at value                          9,005,775
  Payable to affiliates -
    Management fee                                                        2,187
    Reimbursement fee                                                     1,033
    Distribution and service fee                                          1,645
    Administrative fee                                                       44
                                                                   ------------
      Total liabilities                                            $  9,622,249
                                                                   ------------
Net assets                                                         $ 78,897,797
                                                                   ============
Net assets consist of:
  Paid-in capital                                                  $266,271,068
  Unrealized depreciation on investments and translation
    of assets and liabilities in foreign currencies                 (45,659,969)
  Accumulated net realized loss on investments and foreign
    currency transactions                                          (140,881,205)
  Accumulated net investment loss                                      (832,097)
                                                                   ------------
      Total                                                        $ 78,897,797
                                                                   ============
Shares of beneficial interest outstanding                           26,160,078
                                                                    ==========
Class A shares:
  Net asset value per share
    (net assets of $30,024,805 / 9,899,578 shares of
     beneficial interest outstanding)                                 $3.03
                                                                      =====
  Offering price per share (100 / 94.25 of net asset value
     per share)                                                       $3.21
                                                                      =====
Class B shares:
  Net asset value and offering price per share
    (net assets of $36,047,894 / 11,991,799 shares of
     beneficial interest outstanding)                                 $3.01
                                                                      =====
Class C shares:
  Net asset value and offering price per share
    (net assets of $12,825,035 / 4,268,680 shares of
     beneficial interest outstanding)                                 $3.00
                                                                      =====
Class I shares:
  Net asset value, offering price, and redemption price per share
    (net assets of $63.42 / 20.661 shares of beneficial
     interest outstanding)                                            $3.07
                                                                      =====

On sales of $50,000 or more, the offering price of Class A shares is reduced. A contingent deferred sales charge may be imposed on redemptions of Class A, Class B, and Class C shares.

See notes to financial statements.

Statement of Operations (Unaudited)
-------------------------------------------------------------------------------
SIX MONTHS ENDED FEBRUARY 28, 2002
-------------------------------------------------------------------------------

Net investment income (loss):
  Income -
    Dividends                                                      $     61,931
    Interest                                                             45,282
    Income on securities loaned                                          31,975
    Foreign taxes withheld                                               (6,910)
                                                                   ------------
      Total investment income                                      $    132,278
                                                                   ------------
  Expenses -
    Management fee                                                 $    454,419
    Trustees' compensation                                               12,502
    Shareholder servicing agent fee                                      45,473
    Distribution and service fee (Class A)                               58,646
    Distribution and service fee (Class B)                              210,820
    Distribution and service fee (Class C)                               76,444
    Administrative fee                                                    2,597
    Custodian fee                                                        25,898
    Printing                                                             49,403
    Postage                                                              16,971
    Auditing fees                                                        16,600
    Miscellaneous                                                       130,918
                                                                   ------------
      Total expenses                                               $  1,100,691
    Fees paid indirectly                                                 (3,678)
    Reduction of expenses by investment adviser                        (137,637)
                                                                   ------------
      Net expenses                                                 $    959,376
                                                                   ------------
        Net investment loss                                        $   (827,098)
                                                                   ------------
Realized and unrealized gain (loss) on investments:
  Realized gain (loss) (identified cost basis) -
    Investment transactions                                        $(47,873,736)
    Foreign currency transactions                                           339
                                                                   ------------
      Net realized loss on investments and foreign currency
        transactions                                               $(47,873,397)
                                                                   ------------
  Change in unrealized appreciation -
    Investments                                                    $ 31,440,958
    Translation of assets and liabilities in foreign currencies           1,656
                                                                   ------------
      Net unrealized gain on investments and foreign currency
        translation                                                $ 31,442,614
                                                                   ------------
        Net realized and unrealized loss on investments and
          foreign currency                                         $(16,430,783)
                                                                   ------------
          Decrease in net assets from operations                   $(17,257,881)
                                                                   ============

See notes to financial statements.

FINANCIAL STATEMENTS -- continued

Statement of Changes in Net Assets
-----------------------------------------------------------------------------------------------------
                                                            SIX MONTHS ENDED               YEAR ENDED
                                                           FEBRUARY 28, 2002          AUGUST 31, 2001
                                                                 (UNAUDITED)
-----------------------------------------------------------------------------------------------------
Increase (decrease) in net assets:
From operations -
  Net investment loss                                           $   (827,098)          $  (2,413,000)
  Net realized loss on investments and foreign currency
    transactions                                                 (47,873,397)            (90,593,520)
  Net unrealized gain (loss) on investments and foreign
    currency translation                                          31,442,614             (88,680,216)
                                                                ------------           -------------
    Decrease in net assets from operations                      $(17,257,881)          $(181,686,736)
                                                                ------------           -------------
Net increase (decrease) in net assets from fund share
  transactions                                                  $ (4,712,498)          $  45,249,542
                                                                ------------           -------------
        Total decrease in net assets                            $(21,970,379)          $(136,437,194)
Net assets:
  At beginning of period                                         100,868,176             237,305,370
                                                                ------------           -------------
  At end of period (including accumulated net investment
    loss of $832,097 and $4,999, respectively)                  $ 78,897,797           $ 100,868,176
                                                                ============           =============

See notes to financial statements.

FINANCIAL STATEMENTS -- continued

Financial Highlights
------------------------------------------------------------------------------------------------------------------------
                                                    SIX MONTHS ENDED                YEAR ENDED              PERIOD ENDED
                                                   FEBRUARY 28, 2002           AUGUST 31, 2001          AUGUST 31, 2000*
                                                         (UNAUDITED)
------------------------------------------------------------------------------------------------------------------------
                                                             CLASS A
------------------------------------------------------------------------------------------------------------------------
Per share data (for a share outstanding
  throughout each period):
Net asset value - beginning of period                         $ 3.67                    $10.31                    $10.00
                                                              ------                    ------                    ------
Income from investment operations# -
  Net investment loss(S)                                      $(0.02)                   $(0.06)                   $(0.01)
  Net realized and unrealized gain (loss) on
    investments and foreign currency                           (0.62)                    (6.58)                     0.32
                                                              ------                    ------                    ------
      Total from investment operations                        $(0.64)                   $(6.64)                   $ 0.31
                                                              ------                    ------                    ------
Net asset value - end of period                               $ 3.03                    $ 3.67                    $10.31
                                                              ======                    ======                    ======
Total return(+)                                               (17.44)%++                (64.40)%                    3.10%++
Ratios (to average net assets)/
  Supplemental data(S):
  Expenses##                                                    1.71%+                    1.71%                     1.72%+
  Net investment loss                                          (1.41)%+                  (1.00)%                   (0.76)%+
Portfolio turnover                                                38%                       87%                       17%
Net assets at end of period (000 Omitted)                    $30,025                   $35,968                   $84,283

  (S) Subject to reimbursement by the fund, the investment adviser voluntarily agreed under a temporary expense reimbursement agreement to pay all of the fund's operating expenses, exclusive of management and distribution and service fees. In consideration, the fund pays the investment adviser a reimbursement fee not greater than 0.35% of average daily net assets. To the extent actual expenses were over this limitation, the net investment loss per share and the ratios would have been:
        Net investment loss                                   $(0.03)                   $(0.07)                   $(0.02)
        Ratios (to average net assets):
          Expenses##                                            2.01%+                    1.78%                     2.07%+
          Net investment loss                                  (1.71)%+                  (1.07)%                   (1.11)%+
  * For the period from the commencement of the fund's investment operations, June 27, 2000, through August 31, 2000.
  + Annualized.
 ++ Not annualized.
  # Per share data are based on average shares outstanding.
 ## Ratios do not reflect expense reductions from directed brokerage and certain expense offset arrangements.
(+) Total returns for Class A shares do not include the applicable sales charge. If the charge had been included, the results would have been lower.

See notes to financial statements.

FINANCIAL STATEMENTS -- continued

Financial Highlights - continued
------------------------------------------------------------------------------------------------------------------------
                                                    SIX MONTHS ENDED                YEAR ENDED              PERIOD ENDED
                                                   FEBRUARY 28, 2002           AUGUST 31, 2001          AUGUST 31, 2000*
                                                         (UNAUDITED)
------------------------------------------------------------------------------------------------------------------------
                                                             CLASS B
------------------------------------------------------------------------------------------------------------------------
Per share data (for a share outstanding
  throughout each period):
Net asset value - beginning of period                         $ 3.65                    $10.32                    $10.00
                                                              ------                    ------                    ------
Income from investment operations# -
  Net investment loss(S)                                      $(0.03)                   $(0.10)                   $(0.03)
  Net realized and unrealized gain (loss) on
    investments and foreign currency                           (0.61)                    (6.57)                     0.35
                                                              ------                    ------                    ------
      Total from investment operations                        $(0.64)                   $(6.67)                   $ 0.32
                                                              ------                    ------                    ------
Net asset value - end of period                               $ 3.01                    $ 3.65                    $10.32
                                                              ======                    ======                    ======
Total return                                                  (17.53)%++                (64.60)%                    3.10%++
Ratios (to average net assets)/
  Supplemental data(S):
  Expenses##                                                    2.36%+                    2.36%                     2.37%+
  Net investment loss                                          (2.06)%+                  (1.65)%+                  (1.41)%+
Portfolio turnover                                                38%                       87%                       17%
Net assets at end of period (000 Omitted)                    $36,048                   $47,311                  $112,170

  (S) Subject to reimbursement by the fund, the investment adviser voluntarily agreed under a temporary expense reimbursement agreement to pay all of the fund's operating expenses, exclusive of management and distribution and service fees. In consideration, the fund pays the investment adviser a reimbursement fee not greater than 0.35% of average daily net assets. To the extent actual expenses were over this limitation, the net investment loss per share and the ratios would have been:
        Net investment loss                                   $(0.04)                  $(0.11)                    $(0.03)
        Ratios (to average net assets):
          Expenses##                                            2.66%+                   2.43%                      2.72%+
          Net investment loss                                  (2.36)%+                 (1.72)%                    (1.76)%+
  * For the period from the commencement of the fund's investment operations, June 27, 2000, through August 31, 2000.
  + Annualized.
 ++ Not annualized.
  # Per share data are based on average shares outstanding.
 ## Ratios do not reflect expense reductions from directed brokerage and certain expense offset arrangements.

See notes to financial statements.

FINANCIAL STATEMENTS -- continued

Financial Highlights - continued
------------------------------------------------------------------------------------------------------------------------
                                                    SIX MONTHS ENDED                YEAR ENDED              PERIOD ENDED
                                                   FEBRUARY 28, 2002           AUGUST 31, 2001          AUGUST 31, 2000*
                                                         (UNAUDITED)
------------------------------------------------------------------------------------------------------------------------
                                                             CLASS C
------------------------------------------------------------------------------------------------------------------------
Per share data (for a share outstanding
  throughout each period):
Net asset value - beginning of period                         $ 3.65                    $10.31                    $10.00
                                                              ------                    ------                    ------
Income from investment operations# -
  Net investment loss(S)                                      $(0.03)                   $(0.10)                   $(0.03)
  Net realized and unrealized gain (loss) on
    investments and foreign currency                           (0.62)                    (6.56)                     0.34
                                                              ------                    ------                    ------
      Total from investment operations                        $(0.65)                   $(6.66)                   $ 0.31
                                                              ------                    ------                    ------
Net asset value - end of period                               $ 3.00                    $ 3.65                    $10.31
                                                              ======                    ======                    ======
Total return                                                  (17.81)%++                (64.60)%                    3.10%++
Ratios (to average net assets)/
  Supplemental data(S):
  Expenses##                                                    2.36%+                    2.36%                     2.37%+
  Net investment loss                                          (2.06)%+                  (1.65)%                   (1.41)%+
Portfolio turnover                                                38%                       87%                       17%
Net assets at end of period (000 Omitted)                    $12,825                   $17,588                   $40,853

  (S) Subject to reimbursement by the fund, the investment adviser voluntarily agreed under a temporary expense reimbursement agreement to pay all of the fund's operating expenses, exclusive of management and distribution and service fees. In consideration, the fund pays the investment adviser a reimbursement fee not greater than 0.35% of average daily net assets. To the extent actual expenses were over this limitation, the net investment loss per share and the ratios would have been:
        Net investment loss                                   $(0.04)                   $(0.11)                   $(0.03)
        Ratios (to average net assets):
          Expenses##                                            2.66%+                    2.43%                     2.72%+
          Net investment loss                                  (2.36)%+                  (1.72)%                   (1.76)%+
  * For the period from the commencement of the fund's investment operations, June 27, 2000, through August 31, 2000.
  + Annualized.
 ++ Not annualized.
  # Per share data are based on average shares outstanding.
 ## Ratios do not reflect expense reductions from directed brokerage and certain expense offset arrangements.

See notes to financial statements.

FINANCIAL STATEMENTS -- continued

Financial Highlights - continued
------------------------------------------------------------------------------------------------------------------------
                                                    SIX MONTHS ENDED                YEAR ENDED              PERIOD ENDED
                                                   FEBRUARY 28, 2002           AUGUST 31, 2001          AUGUST 31, 2000*
                                                         (UNAUDITED)
------------------------------------------------------------------------------------------------------------------------
                                                             CLASS I
------------------------------------------------------------------------------------------------------------------------
Per share data (for a share outstanding
  throughout each period):
Net asset value - beginning of period                         $ 3.70                    $10.31                    $ 9.63
                                                              ------                    ------                    ------
Income from investment operations# -
  Net investment loss(S)                                      $                         $                         $
                                                                --  +++                   --  +++                   --  +++
  Net realized and unrealized gain (loss) on
    investments and foreign currency                           (0.63)                    (6.61)                     0.68
                                                              ------                    ------                    ------
      Total from investment operations                        $(0.63)                   $(6.61)                   $ 0.68
                                                              ------                    ------                    ------
Net asset value - end of period                               $ 3.07                    $ 3.70                    $10.31
                                                              ======                    ======                    ======
Total return                                                  (16.80)%++                (64.21)%                    3.10%++
Ratios (to average net assets)/
Supplemental data(S):
  Expenses##                                                    1.36%+                    1.36%                     1.37%+
  Net investment loss                                           --  +                     --                        --  +
Portfolio turnover                                                38%                       87%                       17%
Net assets at end of period                                      $63                       $76                      $213

  (S) Subject to reimbursement by the fund, the investment adviser voluntarily agreed under a temporary expense reimbursement agreement to pay all of the fund's operating expenses, exclusive of management fee. In consideration, the fund pays the investment adviser a reimbursement fee not greater than 0.35% of average daily net assets. To the extent actual expenses were over this limitation, the net investment loss per share and the ratios would have been:
        Net investment loss                                   $ --  +++                 $ --  +++                 $ --  +++
        Ratios (to average net assets):
          Expenses##                                            1.66%+                    1.43%                     1.72%+
          Net investment loss                                  (0.30)%+                  (0.07)%                   (0.35)%+
  * For the period from the inception of Class I shares, August 9, 2000, through August 31, 2000.
  + Annualized.
 ++ Not annualized.
+++ Per share amount was less than $0.01.
  # Per share data are based on average shares outstanding.
 ## Ratios do not reflect expense reductions from directed brokerage and certain expense offset arrangements.

See notes to financial statements.

NOTES TO FINANCIAL STATEMENTS  (Unaudited)

(1) Business and Organization
MFS Global Telecommunications Fund (the fund) is a non-diversified series of MFS Series Trust I (the trust). The trust is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company.

(2) Significant Accounting Policies
General - The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. The fund can invest in foreign securities. Investments in foreign securities are vulnerable to the effects of changes in the relative values of the local currency and the U.S. dollar and to the effects of changes in each country's legal, political, and economic environment.

Investment Valuations - Equity securities listed on securities exchanges or reported through the NASDAQ system are reported at market value using last sale prices. Unlisted equity securities or listed equity securities for which last sale prices are not available are reported at market value using last quoted bid prices. Short-term obligations, which mature in 60 days or less, are valued at amortized cost, which approximates market value. Securities for which there are no such quotations or valuations are valued in good faith at the direction of the Trustees.

Repurchase Agreements - The fund may enter into repurchase agreements with institutions that the fund's investment adviser has determined are creditworthy. Each repurchase agreement is recorded at cost. The fund requires that the securities collateral in a repurchase transaction be transferred to the custodian in a manner sufficient to enable the fund to obtain those securities in the event of a default under the repurchase agreement. The fund monitors, on a daily basis, the value of the collateral to ensure that its value, including accrued interest, is greater than amounts owed to the fund under each such repurchase agreement. The fund, along with other affiliated entities of Massachusetts Financial Services Company (MFS), may utilize a joint trading account for the purpose of entering into one or more repurchase agreements.

Foreign Currency Translation - Investment valuations, other assets, and liabilities initially expressed in foreign currencies are converted each business day into U.S. dollars based upon current exchange rates. Purchases and sales of foreign investments, income, and expenses are converted into U.S. dollars based upon currency exchange rates prevailing on the respective dates of such transactions. Gains and losses attributable to foreign currency exchange rates on sales of securities are recorded for financial statement purposes as net realized gains and losses on investments. Gains and losses attributable to foreign exchange rate movements on income and expenses are recorded for financial statement purposes as foreign currency transaction gains and losses. That portion of both realized and unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed.

Security Loans - State Street Bank and Trust Company ("State Street"), as lending agent, may loan the securities of the fund to certain qualified institutions (the "Borrowers") approved by the fund. The loans are collateralized at all times by cash and/or U.S. Treasury securities in an amount at least equal to the market value of the securities loaned. State Street provides the fund with indemnification against Borrower default. The fund bears the risk of loss with respect to the investment of cash collateral.

Cash collateral is invested in short-term securities. A portion of the income generated upon investment of the collateral is remitted to the Borrowers, and the remainder is allocated between the fund and the lending agent. On loans collateralized by U.S. Treasury securities, a fee is received from the Borrower, and is allocated between the fund and the lending agent. The dividend and interest income earned on the securities loaned is accounted for in the same manner as other dividend and interest income.

At February 28, 2002, the value of securities loaned was $8,608,293. These loans were collateralized by cash of $9,005,775 which was invested in the following short-term obligations:

                                                                IDENTIFIED COST
                                                    SHARES            AND VALUE
-------------------------------------------------------------------------------
Navigator Securities Lending Prime Portfolio     9,005,775           $9,005,775

Investment Transactions and Income - Investment transactions are recorded on the trade date. All premium and discount is amortized or accreted for financial statement purposes in accordance with generally accepted accounting principles. All discount is accreted for tax reporting purposes as required by federal income tax regulations. Dividends received in cash are recorded on the ex-dividend date. Dividend and interest payments received in additional securities are recorded on the ex-dividend or ex-interest date in an amount equal to the value of the security on such date. The fund has adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies, as revised, effective for fiscal years beginning after December 15, 2000. The adoption of the provisions did not have a significant effect on the financial statements.

Fees Paid Indirectly - The fund's custody fee is reduced according to an arrangement that measures the value of cash deposited with the custodian by the fund. During the period, the fund's custodian fees were reduced by $2,648 under this arrangement. The fund has entered into a directed brokerage agreement, under which the broker will credit the fund a portion of the commissions generated, to offset certain expenses of the fund. For the period, the fund's custodian fees were reduced by $1,030 under this agreement. These amounts are shown as a reduction of total expenses on the Statement of Operations.

Tax Matters and Distributions - The fund's policy is to comply with the provisions of the Internal Revenue Code (the Code) applicable to regulated investment companies and to distribute to shareholders all of its net taxable income, including any net realized gain on investments. Accordingly, no provision for federal income or excise tax is provided.

Distributions to shareholders are recorded on the ex-dividend date. The fund distinguishes between distributions on a tax basis and a financial reporting basis and only distributions in excess of tax basis earnings and profits are reported in the financial statements as distributions from paid-in capital. Differences in the recognition or classification of income between the financial statements and tax earnings and profits, which result in temporary over-distributions for financial statement purposes, are classified as distributions in excess of net investment income or net realized gains. Common types of book and tax differences that could occur include differences in accounting for currency transactions, mortgage-backed securities, derivatives, real estate investment trusts, defaulted bonds, capital losses, and amortization and accretion on debt securities.

Tax Basis Components of Dividends - For the year ended August 31, 2001 and the period ended August 31, 2000, the fund did not have any distributions.

Tax Basis Components of Distributable Earnings - As of August 31, 2001, the components of distributable earnings (accumulated losses) on a tax basis were as follows:

          Undistributed ordinary income               $      --
          Undistributed long-term capital gain               --
          Capital loss carryforward                       9,507,433
          Unrealized loss                              (129,165,333)

For federal income tax purposes, the capital loss carryforward may be applied against any net taxable realized gains of each succeeding year until the earlier of its utilization or expiration on August 31, 2008 ($1,836,344) and August 31, 2009 ($7,671,009).

Multiple Classes of Shares of Beneficial Interest - The fund offers multiple classes of shares, which differ in their respective distribution and service fees. All shareholders bear the common expenses of the fund based on daily net assets of each class, without distinction between share classes. Dividends are declared separately for each class. Differences in per share dividend rates are generally due to differences in separate class expenses. Class B shares will convert to Class A shares approximately eight years after purchase.

(3) Transactions with Affiliates
Investment Adviser - The fund has an investment advisory agreement with MFS to provide overall investment advisory and administrative services, and general office facilities. The management fee is computed daily and paid monthly at an annual rate of 1.00% of the fund's average daily net assets.

The fund has a temporary expense reimbursement agreement whereby MFS has voluntarily agreed to pay all of the fund's operating expenses, exclusive of management, distribution, and service fees. The fund in turn will pay MFS an expense reimbursement fee not greater than 0.35% of average daily net assets. To the extent that the expense reimbursement fee exceeds the fund's actual expenses, the excess will be applied to amounts paid by MFS in prior years. At February 28, 2002, aggregate unreimbursed expenses amounted to $373,764.

The fund pays no compensation directly to its Trustees who are officers of the investment adviser, or to officers of the fund, all of whom receive remuneration for their services to the fund from MFS. Certain officers and Trustees of the fund are officers or directors of MFS, MFS Fund Distributors, Inc. (MFD), and MFS Service Center, Inc. (MFSC). The fund has an unfunded defined benefit plan for all of its independent Trustees. Included in Trustees' compensation is a net periodic pension expense of $123 for the six months ended February 28, 2002.

Administrator - The fund has an administrative services agreement with MFS to provide the fund with certain financial, legal, shareholder communications, compliance, and other administrative services. As a partial reimbursement for the cost of providing these services, the fund pays MFS an administrative fee at the following annual percentages of the fund's average daily net assets:

            First $2 billion                               0.0175%
            Next $2.5 billion                              0.0130%
            Next $2.5 billion                              0.0005%
            In excess of $7 billion                        0.0000%

Distributor - MFD, a wholly owned subsidiary of MFS, as distributor, received $10,356 for the six months ended February 28, 2002, as its portion of the sales charge on sales of Class A shares of the fund.

The Trustees have adopted a distribution plan for Class A, Class B, and Class C shares pursuant to Rule 12b-1 of the Investment Company Act of 1940 as follows:

The fund's distribution plan provides that the fund will pay MFD up to 0.35% per annum of its average daily net assets attributable to Class A shares in order that MFD may pay expenses on behalf of the fund related to the distribution and servicing of its shares. These expenses include a service fee paid to each securities dealer that enters into a sales agreement with MFD of up to 0.25% per annum of the fund's average daily net assets attributable to Class A shares which are attributable to that securities dealer and a distribution fee to MFD of up to 0.10% per annum of the fund's average daily net assets attributable to Class A shares. MFD retains the service fee for accounts not attributable to a securities dealer, which amounted to $2,244 for the six months ended February 28, 2002. Fees incurred under the distribution plan during the period ended February 28, 2002, were 0.35% of average daily net assets attributable to Class A shares on an annualized basis.

The fund's distribution plan provides that the fund will pay MFD a distribution fee of 0.75% per annum, and a service fee of up to 0.25% per annum, of the fund's average daily net assets attributable to Class B and Class C shares. MFD will pay to securities dealers that enter into a sales agreement with MFD all or a portion of the service fee attributable to Class B and Class C shares, and will pay to such securities dealers all of the distribution fee attributable to Class C shares. The service fee is intended to be consideration for services rendered by the dealer with respect to Class B and Class C shares. MFD retains the service fee for accounts not attributable to a securities dealer, which amounted to $1,475 and $2,075 for Class B and Class C shares, respectively, for the six months ended February 28, 2002. Fees incurred under the distribution plan during the six months ended February 28, 2002, were 1.00% and 1.00% of average daily net assets attributable to Class B and Class C shares, respectively, on an annualized basis.

Certain Class A and Class C shares are subject to a contingent deferred sales charge in the event of a shareholder redemption within 12 months following purchase. A contingent deferred sales charge is imposed on shareholder redemptions of Class B shares in the event of a shareholder redemption within six years of purchase. MFD receives all contingent deferred sales charges. Contingent deferred sales charges imposed during the six months ended February 28, 2002, were $176, $70,553, and $2,698 for Class A, Class B, and Class C shares, respectively.

Shareholder Servicing Agent - MFSC, a wholly owned subsidiary of MFS, earns a fee for its services as shareholder servicing agent. The fee is calculated as a percentage of the fund's average daily net assets at an annual rate of 0.10%.

(4) Portfolio Securities
Purchases and sales of investments, other than U.S. government securities, purchased option transactions, and short-term obligations, aggregated $32,908,992 and $43,680,545, respectively.

The cost and unrealized appreciation and depreciation in the value of the investments owned by the fund, as computed on a federal income tax basis, are as follows:

Aggregate cost                                                   $126,783,061
                                                                 ------------
Gross unrealized depreciation                                    $(50,973,657)
Gross unrealized appreciation                                       3,444,457
                                                                 ------------
    Net unrealized depreciation                                  $(47,529,200)
                                                                 ============

(5) Shares of Beneficial Interest
The fund's Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest. Transactions in fund shares were as follows:

Class A shares
               SIX MONTHS ENDED FEBRUARY 28, 2002   YEAR ENDED AUGUST 31, 2001
                ----------------------------------   -------------------------
                              SHARES        AMOUNT       SHARES         AMOUNT
------------------------------------------------------------------------------
Shares sold                2,221,262   $ 7,612,146    5,956,650   $ 42,180,289
Shares reacquired         (2,120,968)   (7,282,410)  (4,333,488)   (24,841,989)
                          ----------   -----------   ----------   ------------
  Net increase               100,294   $   329,736    1,623,162   $ 17,338,300
                          ==========   ===========   ==========   ============

Class B shares
               SIX MONTHS ENDED FEBRUARY 28, 2002   YEAR ENDED AUGUST 31, 2001
                ----------------------------------   -------------------------
                              SHARES        AMOUNT       SHARES         AMOUNT
------------------------------------------------------------------------------
Shares sold                  991,831   $ 3,361,171    5,053,793   $ 36,782,584
Shares reacquired         (1,960,337)   (6,588,127)  (2,967,598)   (16,831,730)
                          ----------   -----------   ----------   ------------
  Net increase (decrease)   (968,506)  $(3,226,956)   2,086,195   $ 19,950,854
                          ==========   ===========   ==========   ============

Class C shares
               SIX MONTHS ENDED FEBRUARY 28, 2002   YEAR ENDED AUGUST 31, 2001
                ----------------------------------   -------------------------
                              SHARES        AMOUNT       SHARES         AMOUNT
------------------------------------------------------------------------------
Shares sold                  994,008   $ 3,345,535    3,739,371   $ 25,347,175
Shares reacquired         (1,546,457)   (5,160,813)  (2,880,196)   (17,386,787)
                          ----------   -----------   ----------   ------------
  Net increase (decrease)   (552,449)  $(1,815,278)     859,175   $  7,960,388
                          ==========   ===========   ==========   ============

Class I shares*
* For the six months ended February 28, 2002 and the year ended August 31, 2001 there was no Class I share activity.

(6) Line of Credit
The fund and other affiliated funds participate in a $1.225 billion unsecured line of credit provided by a syndication of banks under a line of credit agreement. Borrowings may be made for temporary financing needs. Interest is charged to each fund, based on its borrowings, at a rate equal to the bank's base rate. In addition, a commitment fee, based on the average daily unused portion of the line of credit, is allocated among the participating funds at the end of each quarter. The commitment fee allocated to the fund for the six months ended February 28, 2002, was $443. The fund had no borrowings during the period.

MFS(R) GLOBAL TELECOMMUNICATIONS FUND

The following tables present certain information regarding the Trustees and officers of MFS Series Trust I, of which the fund is a series, including their principal occupations, which, unless specific dates are shown, are of more than five years duration, although the titles may not have been the same throughout.

             NAME, POSITION WITH THE TRUST, AGE, PRINCIPAL OCCUPATION, AND OTHER DIRECTORSHIPS(1)

TRUSTEES
JEFFREY L. SHAMES* (born 06/02/55) Trustee,               ABBY M. O'NEILL (born 04/27/28) Trustee
Chairman and President Massachusetts Financial            Private investor; Rockefeller Financial Services,
Services Company, Chairman and Chief Executive            Inc. (investment advisers), Chairman and Chief
Officer                                                   Executive Officer

JOHN W. BALLEN* (born 09/12/59) Trustee                   LAWRENCE T. PERERA (born 06/23/35) Trustee
Massachusetts Financial Services Company,                 Hemenway & Barnes (attorneys), Partner
President and Director
                                                          WILLIAM J. POORVU (born 04/10/35) Trustee
KEVIN J. PARKE* (born 12/14/59) Trustee                   Harvard University Graduate School of Business
Massachusetts Financial Services Company, Chief           Administration, Adjunct Professor; CBL &
Investment Officer, Executive Vice President and          Associates Properties, Inc. (real estate
Director                                                  investment trust), Director; The Baupost Fund (a
                                                          mutual fund), Vice Chairman and Trustee
LAWRENCE H. COHN, M.D. (born 03/11/37) Trustee
Brigham and Women's Hospital, Chief of Cardiac            J. DALE SHERRATT (born 09/23/38) Trustee
Surgery; Harvard Medical School, Professor of             Insight Resources, Inc. (acquisition planning
Surgery                                                   specialists), President; Wellfleet Investments
                                                          (investor in health care companies), Managing
THE HON. SIR J. DAVID GIBBONS, KBE (born 06/15/27)        General Partner (since 1993); Paragon Trade
Trustee                                                   Brands, Inc. (disposable consumer products),
Edmund Gibbons Limited (diversified holding               Director; Cambridge Nutraceuticals (professional
company), Chief Executive Officer; Colonial               nutritional products), Chief Executive Officer
Insurance Company Ltd., Director and Chairman;            (until May 2001)
Bank of Butterfield, Chairman (until 1997)
                                                          ELAINE R. SMITH (born 04/25/46) Trustee
WILLIAM R. GUTOW (born 09/27/41) Trustee                  Independent health care industry consultant
Private investor and real estate consultant;
Capitol Entertainment Management Company (video           WARD SMITH (born 09/13/30) Trustee
franchise), Vice Chairman                                 Private investor; Sundstrand Corporation
                                                          (manufacturer of highly engineered products for
J. ATWOOD IVES (born 05/01/36) Trustee Private            industrial and aerospace applications), Director
investor; KeySpan Corporation (energy related             (until June 1999)
services), Director; Eastern Enterprises
(diversified services company), Chairman, Trustee
and Chief Executive Officer (until November 2000)


(1) Directorships or trusteeships of companies required to report to the Securities and Exchange Commission
    (i.e., "public companies").
  * "Interested person" of MFS within the meaning of the Investment Company Act of 1940 (referred to as the
    1940 Act) which is the principal federal law governing investment companies like the Trust. The address of
    MFS is 500 Boylston Street, Boston, Massachusetts 02116.

OFFICERS
JEFFREY L. SHAMES (born 06/02/55) Trustee,                ROBERT R. FLAHERTY (born 09/18/63) Assistant Treasurer
Chairman and President Massachusetts Financial            Massachusetts Financial Services Company, Vice
Services Company, Chairman and Chief Executive            President (since August 2000); UAM Fund Services,
Officer                                                   Senior Vice President (prior to August 2000)

JAMES R. BORDEWICK, JR. (born 03/06/59) Assistant         ELLEN MOYNIHAN (born 11/13/57) Assistant Treasurer
Secretary and Assistant Clerk                             Massachusetts Financial Services Company, Vice
Massachusetts Financial Services Company, Senior          President (since September 1996)
Vice President and Associate General Counsel
                                                          JAMES O. YOST (born 06/12/60) Assistant Treasurer
MARK E. BRADLEY (born 11/23/59) Assistant                 Massachusetts Financial Services Company, Senior
Treasurer                                                 Vice President
Massachusetts Financial Services Company, Vice
President (since March 1997)

STEPHEN E. CAVAN (born 11/06/53) Secretary and
Clerk
Massachusetts Financial Services Company, Senior
Vice President, General Counsel and Secretary

The Trust does not hold annual shareholder meetings for the purpose of electing Trustees, and Trustees are not elected for fixed terms. This means that each Trustee will be elected to hold office until his or her successor is chosen and qualified or until his or her earlier death, resignation, retirement or removal. Each officer will hold office until his or her successor is chosen and qualified, or until he or she retires, resigns or is removed from office.

Messrs. Shames, Cohn, Gibbons, Sherratt and Smith, and Ms. O'Neill have served in their capacity as Trustee of the Trust continuously since originally elected or appointed. Messrs. Ballen, Gutow, Ives, Perera and Poorvu, and Ms. Smith were elected by shareholders and have served as Trustees of the Trust since January 1, 2002. Mr.
Parke has served as a Trustee of the Trust since January 1, 2002.

Each of the Trust's Trustees and officers holds comparable positions with certain other funds of which MFS or a subsidiary is the investment adviser or distributor and, in the case of the officers, with certain affiliates of MFS. Each Trustee serves as a board member of 117 funds within the MFS Family of Funds.

The Statement of Additional Information contains further information about the Trustees and is available without charge upon request, by calling 1-800-225-2606.

INVESTMENT ADVISER                                        INVESTOR SERVICE
Massachusetts Financial Services Company                  MFS Service Center, Inc.
500 Boylston Street                                       P.O. Box 2281
Boston, MA 02116-3741                                     Boston, MA 02107-9906

DISTRIBUTOR                                               For general information, call toll free:
MFS Fund Distributors, Inc.                               1-800-225-2606 any business day from 8 a.m. to
500 Boylston Street                                       8 p.m. Eastern time.
Boston, MA 02116-3741
                                                          For service to speech- or hearing- impaired
PORTFOLIO MANAGER                                         individuals, call toll free: 1-800-637-6576 any
John E. Lathrop+                                          business day from 9 a.m. to 5 p.m. Eastern time.
                                                          (To use this service, your phone must be equipped
CUSTODIAN                                                 with a Telecommunications Device for the Deaf).
State Street Bank and Trust Company
                                                          For share prices, account balances, exchanges or
INVESTOR INFORMATION                                      stock and bond outlooks, call toll free:
For information on MFS mutual funds, call your            1-800-MFS-TALK (1-800-637-8255) anytime from a
investment professional or, for an information            touch-tone telephone.
kit, call toll free: 1-800-637-2929 any business
day from 9 a.m. to 5 p.m. Eastern time (or leave a        WORLD WIDE WEB
message anytime).                                         www.mfs.com

+ MFS Investment Management

MFS(R) GLOBAL TELECOMMUNICATIONS FUND                             -------------
                                                                    PRSRT STD
                                                                  U. S. Postage
                                                                      Paid
                                                                       MFS
                                                                  -------------
[Logo] M F S(R)
INVESTMENT MANAGEMENT


500 Boylston Street
Boston, MA 02116-3741

(C)2002 MFS Investment Management.
MFS(R) investment products are offered through MFS Fund Distributors, Inc., 500 Boylston Street, Boston, MA 02116.
                                        MGT-3  4/02  45.5M  1009/1209/1309/1809